Regency Energy Partners Investor Day Presentation

March 30, 2010



REGENCY
ENERGY PARTNERS

Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those contained in this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering and processing, marketing and transportation of natural gas and natural gas liquids, and in the natural gas contract compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public, free of charge, at www.sec.gov.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Agenda

- Introduction
- 2009 Highlights
- Fundamentals Overview
- Mission and Strategy
- What Differentiates Regency
- Transportation Segment Overview
- Gathering and Processing Segment Overview
- Contract Compression Segment Overview
- Financial Overview
- Conclusion
- Q&A
- Appendix

2009 Highlights



2009 Highlights: A Year of Consistent Execution

REGENCY ENERGY PARTNERS

2009 Goals/Challenges	Execution	Achieved
Achieve Adjusted EBITDA guidance range	▶ Generated $205 million in Adjusted EBITDA with four solid quarters of operating performance for full-year 2009	✔
Maintain quarterly distribution	▶ Distributed $0.445 per common unit for each quarter of 2009, totaling $1.78 per unit for the full year	✔
Negotiate and close Haynesville Joint Venture	▶ Secured $653 million to fund construction of the Haynesville Expansion Project, including $126.5 million from affiliates of GE Energy Financial Services and $526.5 million from Alinda Capital Partners	✔
Complete Haynesville Expansion Project under budget	▶ Construction on base project and Red River Lateral Expansion completed under budget in January 2010 despite heavy rainfall in north Louisiana	✔
Execute growth strategy and develop new growth projects	▶ Completed over $705 million of growth projects during 2009[1] ▶ Announced Logansport Phase I and II Projects to expand gathering capabilities in north Louisiana	✔
Manage volatile commodity prices	▶ Increased adjusted segment margin from fee-based businesses to 71% for full-year 2009 ▶ Instituted comprehensive quarterly rolling-hedge program to further limit exposure to commodity price fluctuations	✔
Navigate difficult market fundamentals	▶ Compression segment outperformed peer group, with increased profit margins and market share ▶ From 2008 to 2009, year-over-year volumes declined by only approximately 2% in aggregate across our gathering regions ▶ Completed turnarounds at the Waha and Tilden plants	✔
Manage volatile capital markets while strengthening balance sheet	▶ Executed on capital raising plan to achieve growth, including debt, equity and non-traditional sources such as the Joint Venture and convertible preferred ▶ Lowered Debt/EBITDA ratio ▶ Improved liquidity by lowering revolver balance from $769 million at year-end 2008 to $420 million at year-end 2009	✔

1 Includes 100% of Haynesville Joint Venture growth projects

Fundamentals Overview



Fundamentals: A new era in the energy markets

REGENCY ENERGY PARTNERS

Natural Gas

- The US natural gas market has experienced a fundamental shift over the last two years driven by the technological breakthrough that allows the recovery of gas from previously uneconomical deep shale formations
  - The availability of this new lower-cost supply has resulted in a lower equilibrium price for natural gas
  - The lower equilibrium cost for natural gas in the U.S. should provide the final impetus for legislation encouraging the use of cleaner burning natural gas versus other fossil fuels, thus stabilizing demand

LNG

- Lower natural gas prices should hamper LNG imports in the short term
- Stable domestic gas prices, emerging markets, and a rebound in other international economies will place a higher value on LNG than supported by US gas prices over the long term

Crude

- Global crude markets have grown increasingly tighter with the rebound in global GDP growth, driven primarily by China and other emerging market economies
- Most forecasts call for the increase in oil demand outpacing the combination of non-OPEC supply and increases in OPEC capacity, resulting in a decrease in OPEC surplus capacity and putting upward pressure on crude prices
  - Consumption increase is expected to come from non-OECD countries, specifically in the Asia-Pacific and Middle Eastern Regions
  - Geopolitical risks are forecast to hinder supply growth in the Middle Eastern regions, posing upside risk to prices
  - Until a significant increase in crude oil prices occurs, OPEC is not expected to increase production quotas

NGLs

- NGL inventories have retreated from historically high levels during the recession and are now poised for continued upward price movement spurred by the global recovery
- Potential challenges to the NGL markets include new steam cracker capacity being brought online in the Middle East and new supplies that will be brought to market with the development of NGL-rich shales (e.g. Eagle Ford, Marcellus)

Fundamentals: Natural Gas Demand Growth Forecast

- Natural gas demand is forecast to increase by 4.7% from 2010 to 2025 based on EIA forecasts
- Natural gas is an inexpensive source of domestic fuel with ample supply

Natural Gas Consumption by Sector



BCF/d
70
60
50
40
30
20
10
0
Transport & Processing
Electric Power
Industrial
Commercial
Residential
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Residential
Commercial
Industrial
Electric Power
Transport & Processing

- Over the next five years, most demand growth will come from the Industrial sector, as the recent decline of industrial natural gas demand continues to reverse
- EIA forecast includes only enacted legislation
- The general industry consensus is that carbon legislation will favor the usage of natural gas as a feedstock for power generation, resulting in a further increase in natural gas demand

Source: EIA: 2010 Annual Energy Outlook, December 14, 2009

Fundamentals: Natural Gas Supply Growth Forecast

- Gas from shale plays is expected to increase 40% over the next five years, primarily driven by the Marcellus, Haynesville, Fayetteville, and Eagle Ford Shales
- Oil-associated gas, a type of conventional production, will see a slight increase over the next 15 years
- Overall U.S. natural gas supply is forecasted to be down 5% over the next five years; over 75% of this decline is forecasted to come from a decrease in Canadian pipeline imports

Natural Gas Production by Source



BCF/D
70
60
50
40
30
20
10
0
LNG
Pipeline Imports
Alaska
Lower 48 Offshore
Coalbed Methane
Shale Gas
Conventional Gas
Oil-Associated Gas
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Oil-Associated Gas
Conventional Gas
Shale Gas
Coalbed Methane
Lower 48 Offshore
Alaska
Pipeline Imports
LNG

EIA Forecast (Bcf/d)	2010	2015	% Change
Oil-Associated Gas	3.75	3.94	5.2%
Conventional Gas	29.63	24.43	(17.5%)
Shale Gas	7.53	10.53	39.9%
Coalbed Methane	5.68	5.17	(9.0%)
Offshore - Lower 48	7.25	7.97	9.9%
Alaska	0.96	0.79	(18.2%)
Pipeline Imports	6.06	3.53	(41.7%)
LNG Imports	1.67	2.98	78.8%
Total Supply	**62.53**	**59.36**	**(5.1%)**

Source: EIA: 2010 Annual Energy Outlook, December 14, 2009

Fundamentals: Imported Supply

REGENCY ENERGY PARTNERS



US Import Supply (2008-2011) [1]
12.0
10.0
8.0
6.0
4.0
2.0
-
Bcf/d
2008
2009
2010
2011
Pipeline Imports
LNG Imports
Gross Exports
Net Supply Imports

- Current forecasts suggest a moderate increase in net supply imports in 2010 primarily stemming from an increase in LNG which more than offsets the decline in Canadian imports
- Post-2010 we are expecting both LNG and overall supply imports to decline, with overall supply imports receding below 2008 levels
- Canadian production comes primarily from conventional fields which are maturing
- High drilling costs coupled with comparatively expensive royalties (primarily in Alberta) have resulted in lack of incentives for Canadian producers to drill and have prevented prices from remaining competitive relative to U.S. natural gas production

1 Source: EIA: Short-Term Energy Outlook, March 9, 2010

Fundamentals: Regency Presence in Most Cost Effective Basins

REGENCY ENERGY PARTNERS

- Regency's presence in six of the nine lowest-cost producing basins in North America should support volumes across all of our businesses in 2010
  - The breakeven gas price for shale plays is substantially lower than the average conventional play due to lower costs associated with drilling shale plays
  - Shales with high liquid content have a lower breakeven threshold
- Gas associated with oil directed drilling will continue to bring otherwise uneconomical gas supplies to market

North America Lowest Cost Producing Basins[1, 2]



Breakeven NYMEX Price ($/MMBtu)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$3.38
$3.41
$3.63
$3.68
$3.74
$3.79
$3.89
$4.59
$5.04
$5.45
$5.87
$6.47
$6.48
$6.78
$6.86
$8.05
$8.87
$10.26
Eagle Ford Shale
Granite Wash Horizontal
Haynesville Shale (Core)
Marcellus Shale - Horiz.
Huron Shale
Barnett Shale Core Area
Fayetteville Shale
Pinedale Anticline
Haynesville Shale (East TX)
Woodford Shale
Uinta Basin
Piceance Basin
Marcellus Shale - Vert.
Cotton Valley Sands
U.S. Average
Western Oklahoma
Powder River Basin (CBM)
Barnett Shale Western Extn
RGNC Presence in Selected Basins

1 Source: Credit Suisse "Energy in 2010: Endurance" December 23, 2009
2 Breakeven NYMEX prices for a 10% IRR on direct drilling and land costs

Fundamentals: Global Crude Markets

REGENCY ENERGY PARTNERS



Global Oil Supply and Demand[1]
(1990 - 2014)
MMb/d
$/bbl
Actual
Forecast
World Oil Demand
Price



Forecasted Global Crude Spare Capacity[2]
(2010-2014)
MMb/d
Global Demand
OPEC Spare Capacity

- Global crude demand is increasing as a result of the global economic recovery
- Most of the increase in demand is centered in the emerging markets with Chinese growth leading the way
- Prices are expected to increase significantly in reaction to increasing demand
- The increased demand along with a decline in non-OPEC supply is expected to increase the call on OPEC supply by over 4% in 2010
- Even with capacity increasing by 0.6 MM Bbls in 2010 this incremental call on OPEC supply will reduce surplus capacity by 16%

1 Source: RGNC Internal Analysis
2 Source: RGNC Internal Analysis

Fundamentals: Domestic NGL Markets



NGL Inventory
Mb/d
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Ethane
Propane
Butanes
C5+



NGL Pricing[1]
$/gallon
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Actual
Forecast
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Ethane
Propane
IsoButane
Normal Butane
Natural Gasoline

- Inventory levels have fallen below 2009 levels and are approaching 2008 levels driven by improved demand from multiple sources
  - Increased demand from petrochems driven by the global economic recovery
  - The relative price of ethane to naphtha has made NGLs the preferred blend stock for refiners
  - Weather-related demand for propane increased from both a cold winter and an abnormally wet crop drying season
- Lower natural gas prices are further increasing the processing economics with frac spreads forecast to reach record levels over the next five years
- Future challenges to the NGL market include:
  - Additional steam cracker capacity being brought online in the Middle East over the next year
  - New supplies being brought online with the development of NGL-rich shales (e.g. Eagle Ford, Marcellus) and oil-associated gas (e.g., Granite Wash)

1 Regency internal analysis

Fundamentals: Impact to Regency

- Gas from shale plays is expected to become an increasingly larger source of supply over the next decade
  - Regency's presence in several of the lowest cost producing basins in the U.S. affords us a significant advantage in the midstream sector
- Regency's assets in Waha will continue to see new volumes brought on-line from gas associated with oil directed drilling specific to this region
- New environmental legislation that encourages the use of natural gas over other fossil fuels will encourage demand for natural gas, necessitating increased production and an increase in the equilibrium price
  - This trend will result in additional upside to our current long-term natural gas price forecast
  - While this increased price will decrease processing economics, it will still result in a positive benefit to Regency through our net length in natural gas
- Regency's increased focus on fee-based margins will limit earnings volatility in the current commodity environment, but our limited exposure to crude and NGLs should provide protection against inflation during the economic recovery phase of the business cycle

Mission and Strategy



EGENCY

Regency's Mission

REGENCY ENERGY PARTNERS

Mission Statement	Our mission is to create value for our investors and customers
Supporting Belief	We believe the greatest value can be generated from our assets, resources and business relationships by fostering partnerships among customers, employees, business units, key vendors and the communities in which we operate
Values Statement	Maintaining the highest level of integrity and accountability are the principles upon which our culture is based

Regency's Mission


Investors
Physical Assets
Customer Retention
Employees
Service/ Equipment Providers

Regency believes our business begins with our customers' needs, and customer retention is our top priority

Driving Value: Commercial and Operational Focus



Customer Daily Point of Contact
Commercial and Operations Personnel
Engineering
Information Technology
Environmental, Health & Safety
Accounting
Human Resources
Finance
Senior Management

- High-quality employees are a critical component of customer retention
- In order to consistently create value for our customers, it is the responsibility of Regency's senior management team to ensure the success of our employees
- Regency strives to maintain a corporate culture founded on integrity, accountability and safety

Driving Investor/Customer Value: Securing and Expanding the Core

- We believe we can expand our core businesses by building on our existing customer relationships and capabilities

Securing/Expanding the Core	
	Identify and retain high value customers by consistently applying our value proposition
	Develop new opportunities to service existing customer base with value chain expansions
	Develop new opportunities to service existing customer base by expanding into new geographies with existing customers

Regency is one of the few midstream service providers with core operations in the top five shale plays in the United States[1]

1 The top five shale plays are comprised of the Haynesville, Eagle Ford, Marcellus, Barnett and Fayetteville Shales

Securing and Expanding the Core: Shale Plays

Key Shale Play	Regency's Focus
Haynesville Shale	▶ **Transportation** – Completion of the Haynesville Expansion Project and Red River Lateral bring total takeaway capacity to ~ 2.1 Bcf/d – Pursuing expansion projects ▶ **Gathering** – Logansport Expansion Phase I: ~450 - 485 MMcf/d of incremental gathering capacity and 300 MMcf/d of new delivery interconnect capacity at CenterPoint Energy Gas Transmission's Line CP – Logansport Expansion Phase II: ~15 miles of gathering lines and an amine treating plant with capacity up to 300 MMcf/d – Pursuing additional growth projects
Eagle Ford Shale	▶ **Gathering** – Strategically-located gathering lines across south Texas in the Eagle Ford core area – Arranged processing and NGL takeaway capacity for customers with virtual processing capabilities through third party processing – Added 13 wells for approximately 45 MMcf/d of additional throughput in 2009 – Pursuing additional growth projects
Marcellus Shale	▶ **Compression** – Market will require significant horsepower over next few years, providing growth opportunity – 3,000 HP in service with an additional 4,000 HP under contract (to be in service in May) and signed LOIs for additional 6,200 HP – Pursuing additional projects ▶ **Gathering** – Regency has existing gathering system currently moving approximately 17 MMcf/d of coal bed methane production – Pursuing additional growth projects
Barnett Shale	▶ **Compression** – Regency has existing, well-established compression presence in the Barnett Shale in Texas with approximately 115,000 HP – Stable market
Fayetteville Shale	▶ **Compression** – Regency has existing, well-established compression presence in the Fayetteville Shale in Arkansas with approximately 138,000 HP – Moderate growth

Securing and Expanding the Core: Conventional Plays

REGENCY ENERGY PARTNERS

- In addition to several prominent shale plays, Regency's core also includes conventional natural gas locations in mature growth regions, including the Permian Delaware Basin and the Devonian Basin

Securing/Expanding the Core	
	► Continue to look for opportunities to serve existing customers by expanding our service offerings
	► Look for opportunities to attract new customers driven by high quality service
	► Look for opportunities to create efficiencies through consolidation or asset optimization

Driving Investor/Customer Value: Beyond the Core

REGENCY ENERGY PARTNERS

- Regency will opportunistically evaluate potential acquisitions or greenfield development beyond our core to expand into new regions and diversify our value chain

Beyond the Core	
	Potential overlap with existing Regency customer base
	Enhance business profile
	Growth from new developing plays
	Increase service offerings

Key Long-Term Objectives

REGENCY ENERGY PARTNERS

Long-Term Objectives	
Financial Goals	► Consistent growth in cash available for distribution ► Achieve investment grade metrics[1]
Customer Goals	► Align commercial and operational efforts to create most value for customers ► Provide customers with the broadest service offering, taking advantage of Regency's unique position in midstream and compression
Employee Goals	► Acquire and retain top-tier employees ► Maintain a culture which empowers and rewards our employees
Operational Goals	► Ensure safe and reliable operations across all businesses ► Strive to maintain highest level of operational efficiency

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Key 2010 Operational Assumptions

Business Segment	2010 Forecast	Key Assumptions
Gathering and Processing	▸ 5% to 10% increase in volumes in aggregate for Regency operating regions	▸ Fee-based gathering margins are generally lower than margins for combined gathering and processing services
Transportation	▸ 1.3 - 1 .5 Bcf/d average volume	▸ Expansion volumes will ramp up during the year ▸ Newly-contracted volumes on expanded RIGS system reflect new, higher rates
Compression	▸ 800,000 - 850,000 revenue generating HP at year-end 2010	▸ Expect EBITDA as a percent of revenue to be maintained at approximately 50%

Forecast

- Management's adjusted EBITDA guidance range is expected to be between $255 - $285 million for 2010
  - Expect coverage ratios to improve in 2010
  - Given our current asset profile, our targeted coverage is 1.15x - 1.20x

Key Drivers of 2010 vs. 2009 Performance	Projected Impact
Contribution for 11 months of RIGS expansion	+
Net impact of commodity pricing, including hedges	+
Net impact of volume increases, after considering impact of lower margin lean gas and gathering versus gathering and processing services	+
Impact of increased revenue generating horsepower	+
Potential acquisition of GE Energy Financial Services' 7% interest in Haynesville Joint Venture	+
Partial year contribution from Logansport gathering expansions	+
Reduced effective ownership of Haynesville Joint Venture (43% in 2010 compared to weighted average ownership in 2009 of 52.4%)	−
Reduced basis differentials in north Louisiana	−
Increased operating and administrative costs	−
Drilling impact of gas prices continuing to trend below expectations	−

What Differentiates Regency



What Differentiates Regency

What Differentiates Regency	
	► Strong Sponsor
	► Diverse Portfolio ➢ Geographic Reach ➢ Fee-Based Growth
	► Full-Service Midstream Provider
	► Sustainable Advantages
	► Strategy Drives Consistency of Focus

What Differentiates Regency: Strong Sponsorship

- GE Energy Financial Services' financial strength and expertise in the midstream sector make it a strong sponsor and an attractive strategic partner
- Since its acquisition of Regency's General Partner in 2007, GE Energy Financial Services has consistently demonstrated support for Regency through drop-downs and capital participation in equity offerings and multiple growth projects
- GE Energy Financial Services and its affiliates have invested $971 million in Regency since June 2007



$ in millions
$1,200
$1,000
$800
$600
$400
$200
$0
$628
$135
$50
$127
$3
$27
$971
June 2007 - GE Initial Investment in RGNC
January 2008 - FrontStreet Acquisition
July 2008 - Equity Participation
March 2009 - Haynesville JV Contribution
September 2009 - Red River Contribution to JV
GP Keep-Up (2%)
Total Contributed

1 GP Keep-Up from GE Energy Financial Services includes contributions made between June 2007 and December of 2009; GE Energy Financial Services, a business unit of GE (NYSE: GE), owns 93% of the economic interest in Regency's General Partner and approximately 26% of Regency's Limited Partner units

What Differentiates Regency: Diverse Portfolio

2009 Gross Margin by Region[1]


$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$ in millions
$34
$72
$73
$153
$29
$24
$23
$7
West Texas
South Texas
Mid-Continent
Louisiana[2]
East Texas
Barnett
Fayetteville
Marcellus/Other[3]
Gathering & Processing
Transportation
Contract Compression

ASSET SUMMARY[4]	
Gathering Pipeline	5,595 miles
Treating/Processing Plants	9
Intrastate Pipeline[5]	450 miles
Contract Compression (HP)[6]	753,328
Gathering Compression (HP)	205,252

- Regency's assets are located in major natural gas supply areas in the U.S., including the Haynesville, Eagle Ford, Fayetteville, Barnett and Marcellus Shales

1 Gross margin excludes intersegment eliminations and includes only select assets from our Corporate and Others segment
2 Louisiana Transportation segment figure does not include impact of recent Haynesville Expansion
3 "Marcellus/Other" region includes gathering and processing in West Virginia and compression in various regions
4 As of 12/31/2009
5 Via Haynesville Joint Venture, in which Regency has a 43% ownership interest
6 Third-party revenue generating horsepower

What Differentiates Regency: Diverse Portfolio

- Since 2007, Regency has made a concerted effort to grow fee-based margins
  - 71% of Regency's Adjusted Segment Margin in 2009 was attributable to stable, fee-based cash flows
  - Only 5% of Regency's Adjusted Segment Margin is expected to be subject to commodity price fluctuations in 2010



FY 2007
22%
42%
35%
FY 2008
17%
19%
64%
FY 2009
2%
27%
71%
FY 2010E
5%
21%
74%
Fee Based
Hedged Commodity
Unhedged Commodity

Long-term target is to achieve 80% of adjusted segment margin derived from fee-based cash flows

What Differentiates Regency: Diverse Portfolio

- Since 2007, Regency has increased margins derived from fee-based businesses by over 300%



2007 vs. 2009 Pro Forma Segment Margin[1,2]
100% Fee-Based Margins
$140
$120
$100
$80
$60
$40
$20
$0
$ in millions
Gathering & Processing Commodity
Gathering & Processing Fee
Gathering Only
Transportation
Contract Compression
2007 Margin
2009 Pro Forma Margin

1 Fee-based margins are defined as Gathering & Processing Fee, Gathering Only, Transportation and Contract Compression

2 Transportation segment margin for 2009 assumes 43% ownership of Haynesville Joint Venture and includes a pro forma adjustment for 43% of the firm transportation reservation fees for the Haynesville Expansion Project

What Differentiates Regency: Full-Service Provider

- From the wellhead to market, Regency offers a full range of midstream natural gas services, including gathering and processing, contract compression, transportation and marketing of natural gas and natural gas liquids
  - Diversification of business segments provides multiple earnings streams and reduces business risk
  - Integration of midstream and contract compression segments increases operational efficiencies



Gathering and Dehydration
Compression
Treating and Processing
Transmission Lines
Mixed NGLs
Natural Gas Markets
Marketable NGL Products

Full-Service Midstream Provider

What Differentiates Regency: Sustainable Advantages

REGENCY ENERGY PARTNERS

By investing in our sustainable advantages, Regency increases profit potential for our customers

Sustainable Advantages	
Broad, Deep Customer Relationships	▶ Expand growth opportunities for existing asset base by leveraging our established customer relationships
Operational Excellence	▶ Continually refine operations to constantly yield highest net-back to producers
Reputation/Brand	▶ Continually strive to meet our commitments to producers, employees, investors and the community

Value-Added Producer Services
Higher Efficiencies
Superior Run-Times
Attractive Market Outlets

What Differentiates Regency: Strategy Drives Consistency of Focus

- Consistently focus on long-term objectives
- Maximize value from customer relationships
  - Leveraging strategic locations of assets and long-term customer relationships between business lines to diversify services
  - Providing one-stop shopping for customers through our comprehensive service offerings
- Focus on operational excellence
  - Increase operational efficiencies to maintain margins in difficult commodity environment
  - Top-to-bottom organizational focus on delivering dependable run-time services
  - Partner with customers to provide most cost-effective solutions for their needs
- Completed Haynesville Expansion Project under budget
- Continue to keep commitments to investor community
  - From 2007 to 2009, Regency increased its margins derived from fee-based businesses from 42% for full-year 2007 to 71% for full-year 2009
  - Prudently financed growth in 2009 through equity and debt issuances
  - Maintain distributions throughout challenging market dynamics

Results-Oriented Management Philosophy

Transportation Segment Overview



Transportation Segment Overview

REGENCY ENERGY PARTNERS

RIGS Haynesville Joint Venture Partnership Structure	
Regency Energy Partners	43%
GE Energy Financial Services	7%
Alinda Capital Partners	50%

Historical Combined Transportation Throughput and Segment Margin[1,2]



MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
811
745
736
640
$14
$12
$10
$8
$6
$4
$2
$0
$ in millions
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Transportation Throughput
Intersegment Volumes
Combined Transportation Segment Margin

RIGS Details	
Capacity / Pipeline Length	▶ 2.1 Bcf/d ▶ 450 miles
Major Shippers	▶ Petrohawk ▶ Exco ▶ BG ▶ El Paso Corporation ▶ Chesapeake
Louisiana Markets Served	▶ Union Power ▶ Swepco ▶ Louisiana Tech
Major Pipeline Interconnections	▶ Texas Gas ▶ Tennessee ▶ Trunkline ▶ Southern Natural ▶ ANR ▶ Columbia Gulf
Firm Transportation Commitments	▶ Recent expansion fully subscribed for 10-year terms at approximately 85% demand charges ▶ Legacy system fully subscribed for approximately 3 years at approximately 85% demand charges

- Combined transportation segment volumes were down quarter-over-quarter throughout 2009 due to a decline in volumes driven by reduced levels of Cotton Valley drilling and compressed basis differentials between east Texas and north Louisiana
- Segment margins remained relatively flat because of the high portion of contracted firm transportation charges in our revenue mix

1 Intersegment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments; Transportation volumes assume 100% Joint Venture ownership. Regency receives 43% of the economics from the Haynesville Joint Venture

2 Combined Transportation segment includes 100% of the segment margin of the Haynesville Joint Venture and RIGS

Transportation Segment: Haynesville Expansion Project

REGENCY ENERGY PARTNERS

- The Haynesville Expansion Project is the first material increase in capacity that has come online in the Haynesville Shale



Arkansas
Louisiana
Texas
Haynesville Expansion Project: $653mm
Red River Lateral: $47mm
Legend
RIGS Pipeline

Projects Announced	Description
Base Project	▪ Added 1.1 Bcf/d of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 14,200 HP of compression
Red River Lateral	▪ $47 million pipeline extension to increase capacity on RIGS ▪ Added approximately 100,000 MMBtu/d of capacity, bringing total project capacity to ~1.2 Bcf/d

Transportation Segment Opportunities

REGENCY ENERGY PARTNERS

Haynesville / Bossier Growth

- Since the initial well results from the Haynesville Shale became public in early 2008, drilling activity has continued to increase due to the low production costs relative to other producing basins in North America
- The presence of the Bossier Shale enhances the economics of the Haynesville play and creates the potential for additional returns. Because the Bossier and Haynesville Shales overlap, producers are able to increase drilling efficiencies
- The Haynesville Joint Venture is well-positioned to expand RIGS in the Haynesville/Bossier Shale



Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Legend
Amine Plant
RGNC Plant Facility
RIGS Pipeline
RGNC NLA Gathering
RGNC Liquids Pipeline
Bossier Shale Trend
Haynesville Shale Trend

Transportation Segment: 2009 Accomplishments

2009 Accomplishments
▸ Formed Haynesville Joint Venture with affiliates of GE Energy Financial Services and Alinda Capital Partners
▸ Purchased additional 5% interest in Haynesville Joint Venture owned by affiliates of GE Energy Financial Services
▸ Successfully completed construction of the Haynesville Expansion Project and Red River Lateral under budget in January 2010

Transportation Segment: 2010 and Beyond

REGENCY ENERGY PARTNERS

2010 and Beyond

- Evaluate expansion opportunities of the RIGS system to provide additional capacity to bring Haynesville/ Bossier gas to market and develop additional takeaway options for our shippers
- Continue to focus on efficient operation of assets
- Consider acquisition of remaining 7% stake in Haynesville Joint Venture owned by affiliates of GE Energy Financial Services
- An industry leader in compliance with all standards of safety and environmental compliance

Overall, we expect transportation volumes to increase by 75% - 100% in 2010 compared to 2009

Gathering & Processing Segment Overview



Gathering and Processing: Asset Overview

REGENCY ENERGY PARTNERS

Regency's gathering and processing operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	43,519
Total Processing Capacity (MMcf/d)	50
Focus: Full-Service Midstream Provider	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[3] (HP)	58,008
Total Processing Capacity (MMcf/d)	125
Total Treating Capacity (GPM)	400
Focus: Full-Service Midstream Provider	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	541
Compression[3] (HP)	24,779
Total Treating Capacity (GPM)	750
Focus: G&P, Treating	



CO
KS
PA
OK
AR
TX
LA

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	20,009
Total Treating Capacity (GPM)	3,238
Total Processing Capacity (MMcf/d)	50
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Plants[4]	4
Gathering System Length (Miles)	407
Compression[3] (HP)	58,937
Total Processing Capacity (MMcf/d)	525
Total Treating Capacity (GPM)	660
Focus: Full-Service Midstream Provider	

MAP LEGEND

- Contract Compression Operating Base
- Regency Gas System
- Regency Regional Offices
- Regency Corporate Headquarters – Dallas
- Regency Gas Treating/ Processing Facility

Gathering and Processing Asset Summary

Total Plants	Total Gathering System Length (Miles)	Total Processing Capacity (MMcf/d)	Total Treating Capacity (GPM)	Total Compression[3] (HP)
9	5,595	750	5,048	205,252

[1] All information as of December 31, 2009; Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

Gathering and Processing Segment

- Despite a difficult commodity environment, including a steep decline in gas prices for the first three quarters of 2009, Regency's Gathering and Processing volumes and segment margin have remained relatively stable
  - In 2009, Regency announced two expansions to our Logansport gathering system in north Louisiana to meet growing Haynesville Shale demand
  - In the Eagle Ford Shale region of south Texas, Regency expanded and extended our virtual processing and NGL takeaway capability during 2009



Gathering and Processing Throughput and Adjusted Segment Margin1, 2
MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
1,039
985
982
1,024
Q1 2009
Q2 2009
Q3 2009
Q4 2009
$56
$54
$52
$50
$48
$46
$44
$42
$40
$ in millions
Gathering and Processing Throughput
Intersegment Volumes
G and P Adjusted Segment Margin

1 Intersegment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments
2 Transportation volumes assume 100% Joint Venture ownership

Gathering and Processing: North Louisiana


Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Legend
Amine Plant
RGNC NLA Gathering
RGNC Plant Facility

Key Assets	
Dubach Processing Plant	95 MMcf/d
Lisbon Processing Plant	30 MMcf/d
Dubberly Refrigeration Plant	200 MMcf/d
Elm Grove Refrigeration Plant	200 MMcf/d
Dubach/Calhoun/Lisbon Gathering System	300 MMcf/d
Logansport Gathering System[1]	225 MMcf/d
Logansport Treating Plant[2]	600 GPM
Sharon Treating Plant	60 GPM

Primary Producing Formations	
Cotton Valley	James Lime
Bossier	Haynesville
Hosston - Smackover	Elm Grove

Key Producer Customers	
Petrohawk	XTO
EXCO	Devon
BP	Chesapeake
Comstock	Samson
Canterra	Clayton Williams
JW Operating	El Paso

Products and Services Overview
Gathering, processing and transmission systems accessing prolific gas fields across north Louisiana and east Texas
Provides full suite of producer services including gathering, compression, dehydration, processing, liquids transportation and treating

1 In second quarter 2010, pending completion of the Logansport Phase I and II expansions, system capacity will increase 300 MMcf/d
2 Under construction. Completion expected by mid-year 2010

Gathering and Processing: North Louisiana

Regional Production[1]



Mcf/d
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Prior Years
2004
2005
2006
2007
2008
2009

Margin by Type[2]



60%
50%
40%
30%
20%
10%
0%
7%
27%
10%
56%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin

Outlook

Continued high growth region with the development of the Haynesville and Bossier Shales
Volumes will continue to increase in north Louisiana, driven by strong drilling programs and high average IP rates
Gathering infrastructure will be needed to meet volume increases over the next several years
Petrohawk's recent announcement of the sale of its Terryville assets should lead to an increase in Cotton Valley volumes
Regency is deploying $90 million of capital to meet producers' needs

Volume Outlook

Full Year 2009 Average Volume	464 MMbtu/d
2010 Forecast Average Volume Change[3]	Up 5-10%

System Outlets

Texas Gas Transmission	Mississippi River Transmission
Sonat	Louisiana Intrastate Gas
Tennessee Gas Pipeline	

1 Includes Bossier, Caddo, Claiborne, De Soto, Lincoln, Ouachita and Webster counties
2 Based on full-year 2009 production
3 Change from 2009 average daily volumes to 2010 average daily volumes

Gathering and Processing Opportunity: Haynesville/Bossier Shales

- Regency's Logansport Expansions are expected to add an incremental 450-485 MMcf/d of gathering capacity, an incremental 435 MMcf/d of takeaway capacity and an incremental 300 MMcf/d of treating capacity



Logansport Expansion Phase 1 and 2
Amine Plant
Regency Delivery Point
Logansport Phase 1
Logansport Phase 2
Regency Field Services LLC Logansport

Projects Announced/Initiatives	Description	Status
Logansport Expansion Phase I	▪ $47 million extension of Logansport Gathering System in north Louisiana ▪ Provides gathering customers with additional high-value takeaway options in DeSoto Parish, LA and Shelby County, TX	▪ Completion anticipated second quarter 2010
Logansport Expansion Phase II	▪ $40 million expansion to gather gas from dedicated acreage to Logansport Phase I CP Interconnect	▪ Completion anticipated mid-year 2010
Potential Opportunity	▪ Further expand gathering assets around Logansport system	▪ Development in progress
Potential Opportunity	▪ Pursue additional treating opportunities throughout Haynesville Shale play	▪ Development in progress

Gathering and Processing: South Texas

REGENCY ENERGY PARTNERS



Edwards
Real
Bandera
Kerr
Kendall
Comal
Hays
Caldwell
Guadalupe
Bexar
Kinney
Uvalde
Medina
Gonzales
Wilson
DeWitt
Atascosa
Karnes
Zavala
Texas
Frio
Fashing Plant
Maverick
Goliad
Dimmit
Bee
La Salle
Tilden Plant
Live Oak
McMullen
Refugio
San Patricio
Webb
Duval
Jim Wells
Nueces
Legend

Key Assets	
Tilden Treating Plant	400 GPM
Fashing Treating - Edwards Lime JV	350 GPM
Tilden (Lean/Sour) Gathering System	60 MMcf/d
Tilden (Rich/Sour) Gathering System	40 MMcf/d
LaSalle (Rich/Sweet) Gathering System	225 MMcf/d
Fashing (Lean/Sour) Gathering System	75 MMcf/d

Primary Producing Formations	
Olmos	Buda
Wilcox	Edwards
Austin Chalk	Sligo
Eagleford Shale	

Key Producer Customers	
St. Mary's	EEX
Swift Energy	Lewis Energy
XTO	Enduring
Petrohawk	BlackBrush
Conoco	Common

Products and Services Overview
Gathering, processing and treating capabilities accessible to producers in the prolific Eagle Ford Shale
Region contains a variety of gas compositions with regards to hydrocarbon and acid gas content. Assets configured to provide distinct niche services for various gas compositions
System provides producers with multiple outlet options to bring products to market

Gathering and Processing: South Texas

REGENCY ENERGY PARTNERS

Regional Production[1]



Mcf/d
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Prior Years
2004
2005
2006
2007
2008
2009

Margin by Type[2]



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
14%
34%
8%
43%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin

Outlook

- Developing region with the rapid growth of the Eagle Ford Shale
- Drilling continues to increase with producers forecasting additional rigs in 2010
- Producers have indicated initial focus will be on liquids-producing regions of the Eagle Ford Shale, requiring expansion of gathering and liquids handling capabilities
- Significant increase in gathering assets will be needed by producers

Volume Outlook

Full Year 2009 Average Volume	145 MMbtu/d
2010 Forecast Average Volume Change[3]	Up 40-50%

System Outlets

Transco	Enterprise

1 Includes Atascosa, Dimmit, Frio, Karnes, La Salle, McMullen, Webb and Zavala counties
2 Based on full-year 2009 production
3 Change from 2009 average daily volumes to 2010 average daily volumes

REGENCY ENERGY PARTNERS

Eagle Ford Shale: Condensate Economics

- Attractive condensate yields, which drive producer economics, will fuel further drilling and development of the Eagle Ford region
  - The presence of condensate creates oil-based economics

Illustrative Economics

	Dry Gas Well	6:1 Oil/Gas Ratio	15:1 Oil/Gas Ratio
Dry Gas Mcf	1,000	1,000	1,000
BTU Factor	1,000	1,250	1,250
Dry Gas MMbtu	1,000	1,250	1,250
Condensate Bbls/MMcf	0	40	40
Oil/Gas Ratio	N/A	6:1	15:1
Condensate Revenue $/Mcf	N/A	$1.20	$3.00
Gas Revenue $/Mcf	$5.00	$6.25	$6.25
Total Revenue per Mcf	$5.00	$7.45	$9.25

Gathering and Processing Opportunity: Eagle Ford Shale

- The Eagle Ford Shale directly overlays Regency's existing south Texas gathering infrastructure and provides gathering and compression opportunities
- Eagle Ford can be divided into three primary zones: dry gas, condensate and oil
  - Currently, the condensate window appears to provide producers with the best economic returns



Texas
Fashing Plant
Tilden Plant
Legend

Initiatives	Description	Status
Potential Opportunity	▪ Pursue additional gathering and treating opportunities	▪ Development in progress
Potential Opportunity	▪ Continue to develop long-term solutions for gas and liquid transportation	▪ Development in progress

Gathering and Processing: Mid-Continent

REGENCY ENERGY PARTNERS


Colorado
Kansas
Oklahoma
Texas
Prowers
Hamilton
Stanton
Grant
Haskell
Morton
Stevens
Seward
Gray
Hodgeman
Ford
Meade
Clark
Cimarron
Texas
Beaver
Mocane
Harper
Hansford
Ochiltree
Lipscomb
Ellis
Legend
RGNC Plant Facility
RGNC Midcon Gathering

Key Assets	
Mocane Processing Plant	50 MMcf/d
FrontStreet Hugoton Gathering System	152 MMcf/d
Lakin Gathering System	120 MMcf/d
Mocane-Laverne Gathering System	75 MMcf/d
Greenwood Gathering System	40 MMcf/d

Primary Producing Formations	
Chase	Morrow
Chester	

Key Producer Customers	
BP	Oxy
Cimarex	EXCO
Pioneer	Cabot
Osborn Heirs	DCP
Merit	Apache

Products and Services Overview
Gathering, compression, processing and dehydration services provided
FrontStreet acquisition greatly expanded Regency's presence in the region and increased fee-based margin
System provides attractive markets for delivering gas and liquids

Gathering and Processing: Mid-Continent

REGENCY ENERGY PARTNERS

Regional Production[1]


1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Mcf/d
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Prior Years
2004
2005
2006
2007
2008
2009

Margin by Type[2]


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1%
42%
16%
31%
11%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin
Helium

Outlook

- Mature region with steady volumes and minimal drilling
- Primary growth potential comes from consolidation plays in the region
- FrontStreet assets provide steady, fee-based margins regardless of volumes flowing through system

Volume Outlook[3]

Full Year 2009 Average Volume	106 MMbtu/d
2010 Forecast Average Volume Change[4]	Down 5-10%

System Outlets

Colorado Interstate Gas	Panhandle Energy Pipeline

1 Includes Beaver (OK), Grant (KS), Finney (KS), Harper (OK), Haskell (KS), Morton (KS) and Stanton (KS) counties
2 Based on full-year 2009 production
3 Excludes volumes from FrontStreet
4 Change from 2009 average daily volumes to 2010 average daily volumes; excludes FrontStreet assets

Gathering and Processing: East Texas



Texas
Eustace Plant
Legend
RGNC Plant Facility
RGNC ETX Gathering

Key Assets	
Eustace Treating Plant	3,150 GPM
Eustace Processing Plant	50 MMcf/d
East Texas Gathering System	100 MMcf/d
Myrtle Springs Liquid Treating	88 GPM

Primary Producing Formations	
Smackover	Cotton Valley

Key Producer Customers	
Valence	Eagle Rock

Products and Services Overview
Specialized full well stream, high margin gathering of gas that is high in hydrogen sulfide, nitrogen and NGLs
The gathering systems are connected to processing and treating facilities that include sulfur and nitrogen removal units

Gathering and Processing: East Texas

Regional Production[1]



Mcf/d
250,000
200,000
150,000
100,000
50,000
-
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Prior Years
2004
2005
2006
2007
2008
2009

Margin by Type[2]



60%
50%
40%
30%
20%
10%
0%
-10%
8%
53%
25%
20%
-7%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin
Sulfur

Outlook

- Drilling activity is increasing in the Cotton Valley Reservoir
- Sulfur prices are recovering
- Higher oil and gas prices have and will continue to lead to recompletions and drilling in the region
- Identified enhancement projects to improve system efficiencies while lowering fuel consumption

Volume Outlook

Full Year 2009 Average Volume	25 MMbtu/d
2010 Forecast Average Volume Change[3]	Flat to up 10%

System Outlets

Atmos

1 Includes Henderson, Wood and Van Zandt counties
2 Based on full-year 2009 production
3 Change from 2009 average daily volumes to 2010 average daily volumes

Gathering and Processing: West Texas


Loving
Winkler
Ector
Midland
Ward
Texas
Crane
Upton
Reeves
Waha
Pecos
Crockett
Legend
RGNC Plant Facility
RGNC WTX Gathering

Key Assets	
Waha Processing Plant	125 MMcf/d
Waha Gathering System	200 MMcf/d
Waha Treating Plant	400 GPM

Primary Producing Formations	
Devonian	Cherry Canyon
Delaware	Wolfcamp
Atoka/Morrow	Bone Springs

Key Producer Customers	
Occidental Permian	Finley
Marathon	Chevron
Olsen Energy	BP
ExxonMobil	Chesapeake

Products and Services Overview
System provides a variety of gathering and processing services, including low pressure compression, sour gas treating and gas processing
Waha Processing Plant has ethane recovery capabilities of over 90%
Acid gas injection allows for higher throughput to plant, while remaining under existing permit and emission regulations. Attractive offering to producers drilling sour gas plays

Gathering and Processing: West Texas

REGENCY ENERGY PARTNERS

Regional Production[1]


1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Mcf/d
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Prior Years
2004
2005
2006
2007
2008
2009

Margin by Type[2]


70%
60%
50%
40%
30%
20%
10%
0%
2%
65%
13%
21%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin

Outlook

- With current oil prices, producer activity has continued to pick up in the region
- Mature basin with multiple zones, potential for Woodford and Barnett shale development to the east
- Currently experiencing more workovers of existing wells as opposed to grass roots drilling (Cherry Canyon & Bone Springs workovers)
- Developing plays - Bone Springs (Horizontal), Wolfcamp, Cherry Canyon, Barnett Shale

Volume Outlook

Full Year 2009 Average Volume	98 MMbtu/d
2010 Forecast Average Volume Change[3]	Up 10-20%

System Outlets

Atmos	Oasis
Enterprise	Oneok
El Paso Natural Gas	

1 Includes Pecos, Reeves, Ward and Winkler counties
2 Based on full-year 2009 production
3 Change from 2009 average daily volumes to 2010 average daily volumes

Gathering and Processing: 2009 Accomplishments

2009 Accomplishments
▸ Expanded Logansport system in north Louisiana to meet growing Haynesville Shale demand
▸ Expanded and extended virtual processing and NGL takeaway capability
▸ Reinforced culture of compliance through continued safety audits, environmental assessments and training all employees on environmental compliance
▸ Completed turnarounds at Waha and Tilden plants

Gathering and Processing: 2010 and Beyond

2010 and Beyond

- Consider opportunities to provide options for our south Texas producers to meet growing needs for gas, condensate and NGL takeaway capacity
- Evaluate additional expansions of our Logansport gathering, treating and takeaway footprint to provide value-added options for Haynesville/Bossier gas producers
- Evaluate expansion opportunities to our Waha system to take advantage of NGL-driven volume growth
- Optimize our Mid-Continent and east Texas assets
- Pursue Marcellus entrance options opportunistically by working with CDM's in-region presence
- An industry leader in compliance with all standards of safety and environmental compliance
- Maintain the highest transparency and integrity

Overall, we expect gathering and processing volumes to increase by 5% - 10% in 2010 compared to 2009

Contract Compression Segment Overview



Contract Compression Overview

REGENCY ENERGY PARTNERS

▶ Core compression operations in Texas, Louisiana, Arkansas and Pennsylvania

HP by Region[1,2]

Region	Total HP	# of Units
Gulf Coast	250,618	316
West	285,908	392
North	216,802	179
Total	**753,328**	**887**

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0 - 499	65,397	9%	361
500 - 999	74,826	10%	121
1,000 and over	613,105	81%	405
Total	**753,328**	**100%**	**887**



Pennsylvania
North Region (Areas 13 and 17-21)
West Region (Areas 2, 4, 6, 11, 12 and 15)
Gulf Coast Region (Areas 1, 3, 5, 7-9 and 14)

1 Excludes HP owned by Regency that is serviced by our Contract Compression Segment
2 Horsepower as of 12/31/2009

Contract Compression: Uses of Compression

- Regency's full-service contract compression operations provide our customers with turnkey services that adapt to changing conditions, thereby helping producers increase their production and cash flow

	Wellhead Compression →	Field-Wide Compression →	Plant Compression →	Transportation Compression
Unit Size	Small to medium	Medium to large	Medium to large	Large
Operating Cost/Mcf	Highest	Medium	Medium	Low
Growth Drivers	• New volumes • Replacement of existing equipment • Reservoir pressure declines	• New volumes • Replacement of existing equipment • Reservoir pressure declines	• New volumes • Replacement of existing equipment	• New volumes • Replacement of existing equipment

[dashed box] Regency's Primary Focus (Field-Wide Compression)

Contract Compression: Historical Performance

- Despite a 46% decline in the U.S. onshore gas rig count since September 2008, Regency's revenue generating horsepower has remained relatively flat over the same period

- Regency's 2009 performance demonstrates that our business model is stable, with only an approximately 3% change in revenue generating horsepower for the year

Revenue Generating Horsepower vs. U.S. Onshore Gas Rig Count[1]



Revenue Generating Horsepower (in thousands)
0
100
200
300
400
500
600
700
800
900
616
670
743
779
789
767
743
753
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
1,000
900
800
700
600
500
400
300
200
100
0
Rig Count
Regency Operating Horsepower
US Onshore Gas Rig Count

Regency 2009 Horsepower Walkforward



Revenue Generating Horsepower (in thousands)
900
800
700
600
500
400
300
200
100
0
779
(206)
97
86
753
Beginning HP 1/1/09
HP Released
HP Re-applied
New HP Set
Ending HP 12/31/2009

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, January 11, 2010 and Regency internal analysis

Contract Compression: Improved Performance

REGENCY ENERGY PARTNERS

Compression EBITDA Margins: RGNC vs. Oil Field Services Peer Group[1,2]



EBITDA as a Percentage of Revenue (%)
60%
50%
40%
30%
20%
10%
FY 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Oil Field Services Peer Group
RGNC

RGNC Contract Compression Performance



EBITDA ($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
43%
51%
52%
52%
52%
FY 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Cumulative EBITDA
% of Revenue
55%
50%
45%
40%
35%
30%
25%
20%
EBITDA as a Percentage of Revenue (%)

Supported by long-term customer relationships and fee-based contracts, Regency's contract compression business model resulted in increased EBITDA margins in a declining commodity market

1 Public company data and Regency internal analysis
2 Oil field services peer group is comprised of SLB, HAL, NOV, CAM, SII, FTI, BJS, OII, DRC, TDW, DRQ, OIS, SPN, CRR, CKH, BRS, HLX and KEG

Contract Compression: Improved Performance

REGENCY ENERGY PARTNERS

- Between 2005 and 2009, Regency captured 45% of the cumulative growth in the outsourced compression market
- Between 2005 and 2009, Regency continuously grew its share of the outsourced compression market to approximately 11% market share at year-end 2009



8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Horsepower
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent Share of Outsourced Compression Market (%)
2004
2005
2006
2007
2008
2009[1]
Total Outsourced Compression Market
RGNC Market Share (%)[2]

1 2009 Estimated
2 Regency purchased CDM Resource Management in January 2008

Contract Compression: Benefits

REGENCY ENERGY PARTNERS

- With the acquisition of our contract compression segment in January 2008, Regency added a rapidly growing, complementary fee-based business segment which created significant synergies in its existing areas of operation and established Regency as a full-service midstream provider
  - The integration of Regency's midstream and contract compression segments leverages our established asset bases and customer relationships to maximize growth opportunities
  - Growth opportunities in diverse regions, including south Louisiana and the Barnett, Fayetteville and Marcellus Shales

Benefits of Compression Business	
Fee-Based Margin	▸ Limited exposure to natural gas prices ▸ Margins based on monthly fee regardless of throughput
Flexibility of Applications	▸ Compressors are transportable and easily relocated ▸ Standardized unit components (Caterpillar engines and Ariel compressors) ▸ Standardized packaging vendor ▸ Regional operational scale ▸ Centralized parts warehouses
Technology of Compressors	▸ Long economic lives with minimal technological changes

Contract Compression: What Differentiates Us

Regency is a full-service contract compression company, not a compression leasing business

What Differentiates Us	
Superior Service	▶ Provide turnkey contract compressor operation and maintenance services - including all labor, lube oil, antifreeze and wear parts ▶ Provide custom-designed, cost-efficient natural gas compressor packages taking into account producers' field-wide compressor needs ▶ Mechanics check compressor units daily to ensure proper operations
Superior Run-Times	▶ Run-time guarantee of 98% improves producer economics ▶ From 2000 to 2009, historical run-time has averaged 99.5%
Customer Relationships	▶ Strong customer relationships, with approximately 46% of active HP at FYE 2009 generated from customer relationships that pre-date 2004
Focus on Larger Horsepower Units	▶ Larger horsepower applications allow for greater attention per unit from field personnel (spreads fixed costs over more horsepower and allows for higher employee/unit ratio)

Unique Business Model that Guarantees Most Cost-Effective Run-Time for Customers

Contract Compression Opportunity: 2010 and Beyond

REGENCY ENERGY PARTNERS

- Regency is well-positioned for growth in the shale plays through its contract compression segment

Compression			
Shale Play	**Horsepower Deployed[1]**	**Regency Growth Trend**	**Opportunity**
Fayetteville Shale	▪ 138,000 HP	▪ Growth rate of 330% between January 1, 2008 and December 31, 2009	▪ Regency serves as the primary provider of compression services for DeSoto Gathering (Southwestern Energy) ▪ Project steady growth as play continues to develop
Barnett Shale	▪ 115,000 HP	▪ Growth rate of 8% between January 1, 2008 and December 31, 2009	▪ Project stable growth over remaining life of field
Marcellus Shale	▪ 3,000 HP ▪ Additional 4,000 HP under contract (to be in service in May) ▪ Signed LOIs for additional 6,200 HP	▪ Regency has relationships with several existing compression customers who are currently pursuing Marcellus development	▪ High growth potential as increased number of producers initiate drilling and gathering projects
Haynesville Shale	▪ Future potential	▪ Regency has relationships with several existing compression customers who are currently pursuing Haynesville development	▪ High growth potential once field pressures begin to drop
Eagle Ford Shale	▪ 21,000 HP	▪ Regency has relationships with several existing compression customers who are currently pursuing Eagle Ford development	▪ High growth potential as increased number of producers initiate drilling

1 Deployed horsepower as of December 31, 2009 for Fayetteville and Barnett Shales; Marcellus and Eagle Ford Shale data as of March 2010

Contract Compression: 2009 Accomplishments

REGENCY ENERGY PARTNERS

2009 Accomplishments

- Horsepower remained relatively steady with only an approximate 3% decline in 2009 versus 2008, despite drastic reduction in rig counts
- Maintained approximately 99% run-time average for full-year 2009
- Reduced total Regency HP requirements by approximately 5,400 HP and improved overall compressor efficiency by upgrading to larger HP units
- Implemented significant cost savings initiatives which resulted in a 21% increase in EBITDA margins (43% to 52%) from full-year 2008 to full-year 2009
- Completed regional realignment to allow for strategic allocation of labor force

Contract Compression: 2010 and Beyond

2010 and Beyond
▸ Evaluate opportunities to establish significant position in Marcellus Shale
▸ Develop strategy to position multi-service growth in Haynesville and Eagle Ford Shales
▸ Maintain position and pursue growth in Fayetteville and Barnett Shales
▸ Pursue diversification of customer base
▸ Continue to focus on delivering superior run-times while focusing on safety
▸ Low capital requirements through 2011

Financial Overview



Key Highlights: Enhanced Financial Strength

- Despite the challenging market environment, Regency strengthened its financial position by achieving our EBITDA guidance range, accessing the capital markets to prudently fund growth projects and lowering our Debt/EBITDA ratio
  - Both S&P and Moody's revised their outlook on Regency from negative to stable earlier this year

Goal	Key Metrics / Rationale	Achieved
Negotiate Haynesville Joint Venture	Retain customer base	✓
Achieve 2009 Adjusted EBITDA Guidance Range	$200MM - $214MM	✓
Opportunistically Access Capital Markets	Significantly increase liquidity	✓
Lower Debt/EBITDA Ratio	Strengthen balance sheet	✓
Refinance Bank Revolver	Extend maturity of bank revolver to 2014 while maintaining capacity[1]	✓

2009 Capital Markets Activity[2]



$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$653
$250
$80
$230
$1,213
Haynesville Joint Venture
Senior Notes
Preferred Equity
Common Equity
Total Capital Raised
Equity Issuance
Debt Issuance

Undrawn Revolver Balances



$ in Millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$109
$102
$285
$269
$453
YE 08
Q1 09
Q2 09
Q3 09
Q4 09

1 Revolver matures in 2014 assuming we pay off or refinance our 8.375% senior notes due December 15, 2013
2 Gross capital raised, excludes expenses

Key Highlights

REGENCY ENERGY PARTNERS

- Effectively managed commodity risk

Adjusted Segment Margin			
Margin Type	2008	2009	2010[1]
Fee-Based Margins	64%	71%	74%
Hedged Commodity Margins	19%	27%	21%
Unhedged Commodity Margins	17%	2%	5%

- Improved Liquidity

	12/31/2008 ($MM)	12/31/2009 ($MM)
Revolver Balance	$769	$420

- Prudently managed our debt maturity profile

	Amount ($MM)	Maturity
8 3/8 Senior Notes	$358	12/2013
Revolver	$900	6/2014
9 3/8 Senior Notes	$250	6/2016

1 2010 estimated Adjusted Segment Margin

Financial Goals Summary

Key Financial Goals	
Risk Management	▶ Maintain comprehensive hedging program to limit exposure to commodity price and interest rate fluctuations
Evaluation of Growth	▶ Continued focus on organic growth projects, particularly in developing shale plays ▶ Balance long-term value growth with near-term accretion to maximize return on invested capital
Balance Sheet Management	▶ Manage balance sheet by financing growth with combination of debt and equity
Investment Grade Metrics	▶ To reach investment grade metrics Regency will need to achieve critical mass, reduce business volatility, maintain conservative credit ratios and consistently deliver on commitments

Achieve investment grade metrics by the end of 2012[1]

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Financial Goals: Risk Management

- Regency believes that maintaining a strong hedging program enables us to more accurately project and maintain stable cash flows
- We expect to execute additional hedges for 2011 soon to bring our 2011 total hedge percentage to approximately 55% for NGLs


NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
81%
80%
79%
80%
67%
45%
23%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge


Condensate Equity Production vs. Hedged
Bbl/d
800
600
400
200
-
84%
83%
84%
84%
84%
56%
42%
19%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge


Natural Gas Production vs. Hedged
MMBtu/d
10,000
8,000
6,000
4,000
2,000
-
83%
84%
85%
87%
55%
55%
0%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge

Financial Goals: Risk Management

- In aggregate, 80% of NGLs, 84% of condensate and 85% of natural gas are hedged for 2010
- 33% of NGLs, 50% of condensate and 27% of natural gas are hedged for 2011

Executed Hedges by Product

	2010		2011	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,558	$0.52	656	$0.51
Propane	1,037	$1.40	414	$1.00
Iso Butane	255	$1.75	-	-
Normal Butane	445	$1.76	279	$1.31
Natural Gasoline	390	$2.32	157	$1.65
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$121.30	387	$82.62
	MMbtu / d	Price ($/MMbtu)	MMbtu / d	Price ($/MMbtu)
Natural Gas (MMbtu/d)	8,000	$5.91	2,479	$6.57

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Financial Goals: Evaluation of Growth

- Balance growth in long-term value with near-term accretion to maximize return on invested capital

(ILLUSTRATIVE EXAMPLE)

Relative Economics



High Growth Investment
Stable Low Growth Investment
Mature Investment
Cost of Capital
Year 1
Year 2
Year 3
Year 4
Year 5

Investment Type	Regency Investment
High Growth Investment	Logansport Phase I and II
Stable Investment	RIGS
Mature Investment	FrontStreet Hugoton

Financial Goals: Capital Allocation

- In order to prudently grow EBITDA while also steadily increasing our distributions to unit holders, Regency management must determine the optimal allocation of capital spending
- Key considerations:
  - Capital allocated to acquisitions can be immediately accretive to unit holders; however, acquisitions may not provide the same level of long-term EBITDA and distribution growth that growth projects can provide
  - Capital allocated to growth projects is not immediately accretive to unit holders; however, these projects enhance Regency's EBITDA and distribution growth over the long term


Capital Raised
Acquisitions
Growth Projects
Prudent/Stable Distribution Growth

Financial Goals: Evaluation of Growth[1]

Step-Out Acquisitions		Bolt-On Acquisitions		Organic Growth[2]		Total
$1,047 million	+	$300 million	+	$1,439 million	=	$2,786 million

Step-Out Acquisitions	
TexStar	$349
CDM Resource Management	$698

Bolt-On Acquisitions	
Pueblo Midstream	$64
Nexus Gas Holding	$89
Front Street Hugoton	$147

Organic Growth	
2005	$179
2006	$122
2007	$78
2008	$355
2009	$705

Regency plans to continue our track record of consistently blending organic growth and potential acquisitions going forward

1 Post Regency's initial public offering in February 2006
2 Organic Growth assumes 100% ownership of Transportation business

Financial Goals: Balance Sheet Management

- In 2009, Regency prudently managed its balance sheet by opportunistically accessing the capital markets and devising creative alternative sources of funding, such as the formation of the Haynesville Joint Venture, to finance accretive growth projects
- Despite a difficult commodity environment and the capital markets in turmoil for much of the year, Regency raised approximately $1.2 billion of growth capital in 2009
- Successfully refinanced revolving credit facility with no change to pricing grid while improving other terms and conditions

Capitalization Summary		December 31, 2008		December 31, 2009
		$ in millions		
Cash and cash equivalents[1]	$	0.6	$	9.8
Total Long-Term Debt:				
Revolving credit facility	$	768.7	$	419.6
Senior notes	$	357.5	$	594.7
Total debt	$	1,126.2	$	1,014.3
Convertible redeemable preferred units		-	$	51.7
Partners' Capital:				
Common Units		989.5		1,211.6
General partner interest		29.3		19.2
Accumulated other comprehensive income		67.4		(2.0)
Noncontrolling interest (NCI)		13.2		14.2
Total partners' capital and NCI	$	1,099.4	$	1,243.0
Total Capitalization	$	2,225.6	$	2,309.0
Debt/Capitalization		51%		44%

1 Excludes restricted cash

Financial Goals: Investment Grade Metrics[1]

- Regency believes achieving investment grade metrics will provide us access to the lowest cost of capital, thereby enabling us to continue to execute on our growth strategy

Obtain Scale in Business Segments

- Optimize existing assets and market position
- Manage costs to help maximize the value of current asset base
- Develop and implement complementary organic growth projects to expand midstream presence
- Address producer demand to position us for future growth

Achieve $375 - 400 million of total adjusted EBITDA

Improve Business Mix

- Constantly manage contract quality and increasingly add fee-based assets
- Maintain a solid hedging program to mitigate impact of fluctuations in commodity prices
- Optimize profitability of existing assets by controlling and reducing operating costs
- Realize synergies across business segments and regions

Increase fee-based business to 80% of adjusted segment margin

Enhance Financial Strength

- Strengthen balance sheet and ensure sufficient liquidity to allow for financial flexibility to pursue growth opportunities
- Optimize the growth of cash flow while taking into account the stability of capital markets
- Conservatively finance acquisitions and growth projects

Target 4.0x debt/EBITDA

Management Execution

- Maintain clear goals and objectives at all levels of the organization
- Uphold supportive strategic planning and performance management processes
- Consistently deliver on goals and optimize our return on invested capital
- Build and maintain strong customer relationships

Relentless Focus On Execution

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Key Assumptions: Forecast Price

REGENCY ENERGY PARTNERS


CO
KS
PA
OK
AR
TX
LA

West Texas & East Texas	
Market	WAHA
2010 RGNC Budget	$5.27

Mid-Continent	
Market	PEPL
2010 RGNC Budget	$5.15

North Louisiana	
Market	TGT
2010 RGNC Budget	$5.71

South Texas	
Market	HSC
2010 RGNC Budget	$5.50

(NGLs Mont Belvieu)	2010
WTI Crude ($/bbl)	$ 76.83
Ethane ($/gal)	$ .70
Propane ($/gal)	$ 1.20
Iso-Butane ($/gal)	$ 1.55
Normal Butane ($/gal)	$ 1.50
Natural Gasoline ($/gal)	$1.75
Sulfur ($/LT)[1]	$13.33
NYMEX ($/MMBtu)	$5.71

1 Forecast net price to Regency after transportation and marketing fees

Key 2010 Assumptions: DCF Analysis

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - 2010

Change in WTI Price ($/bbl)

Change in Natural Gas Price ($/MMbtu) — *($ in millions)*	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (3.0)	$ (0.5)	$ 2.0
Flat	$ (2.5)	$ 0	$ 2.5
Increase $1.00	$ (2.0)	$ 0.5	$ 3.0

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- A $10.00 per Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $2.5 million change in Regency's full year DCF
- A $1.00 per MMbtu movement in Natural Gas pricing will result in a $0.5 million change in Regency's full year DCF

2010 Outlook and Goals

- Evaluation of existing assets for optimization opportunities
- Continue to enhance financial strength by increasing liquidity and financing high return projects
- Realize synergies across business segments and regions
- Optimize combination of organic growth and acquisitions of fee-based businesses or assets to achieve scale
- Continue to expand Regency's presence and asset base in core shale plays
- Opportunistically evaluate expansions of value chain and new geographic regions
- Achieve top quartile returns to unit holders

Conclusion



Concluding Thoughts

REGENCY ENERGY PARTNERS

Systematic execution of our plan is designed to result in steady growth and returns for investors

- Demonstrated resilience throughout 2009 positioned Regency well for the future
- By focusing on retaining and leveraging our customer relationships, Regency can continue to expand its core presence in existing regions and segments
  - Assets in fastest growing shale plays, including the Haynesville, Eagle Ford and Marcellus Shales
  - Assets in stable growth areas such as west Texas and the Fayetteville and Barnett Shales
  - Continue to differentiate Regency by leveraging synergies between our compression, gathering and processing, and transportation business segments
- Assess opportunities to expand beyond the core through acquisitions and other growth opportunities

Methodically deliver on our goal to achieve investment grade metrics by 2012[1]

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Concluding Thoughts

Regency plans to continue our solid track record of growth through potential acquisitions and organic growth projects

Segment	Potential Opportunities
Transportation	▶ Expansion of the RIGS system to provide additional capacity to bring Haynesville/ Bossier gas to market and develop additional takeaway options for our shippers ▶ Acquisition of remaining 7% stake in Haynesville Joint Venture owned by GE Energy Financials Services
Gathering and Processing	▶ Development opportunities to provide options for our south Texas producers to meet growing needs for gas, condensate and NGL takeaway capacity ▶ Additional expansions of our Logansport gathering, treating and takeaway footprint to provide value-added options for Haynesville/Bossier gas producers ▶ Expansion of our Waha system to take advantage of NGL-driven volume growth ▶ Marcellus entrance options by working with CDM's in-region presence
Compression	▶ Establish significant position in Marcellus Shale ▶ Multi-service growth in Haynesville and Eagle Ford Shales when market opens ▶ Maintain position and grow in Fayetteville and Barnett Shales ▶ Diversification of customer base

Q&A



Appendix



Non-GAAP Reconciliation

	Three Months Ended December 31		Year Ended December 31,	
	2009	2008	2009	2008
	($ in thousands)			
Net (loss) income	$ (3,347)	$ 31,936	$ 140,489	$ 101,328
Add (deduct):				
Interest expense, net	22,028	14,982	77,996	63,243
Depreciation and amortization	28,759	27,928	109,893	102,566
Income tax (benefit) expense	(484)	(408)	(1,095)	(266)
EBITDA (1) (2)	$ 46,956	$ 74,438	$ 327,283	$ 266,871
Add (deduct):				
Non-cash loss (gain) from derivatives	2,124	(13,691)	5,163	(14,708)
Loss (Gain) on asset sales, net	105	38	(133,284)	472
Income from unconsolidated subsidiary	(2,431)	-	(7,886)	-
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (3)	3,621	-	11,398	-
Other expense (income), net	698	(147)	2,486	1,838
Adjusted EBITDA	$ 51,073	$ 60,638	$ 205,160	$ 254,473

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA for the 2008 periods varies from previously disclosed amounts as a result of a new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	Three Months 2009	Three Months 2008	Year 2009	Year 2008
Net income	$ 5,655	$ -	$ 19,734	$ -
Add (deduct):				
Depreciation and amortization	2,669	-	8,514	-
Interest expense	93	-	158	-
Other expense, net	5	-	50	-
Haynesville Joint Venture's Adjusted EBITDA	$ 8,422	$ -	$ 28,456	$ -

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended December 31, 2009		Three Months Ended December 31, 2008		Year Ended December 31, 2009		Year Ended December 31, 2008	
	($ in thousands)							
Adjusted Total Segment Margin	$	91,717	$	111,106	$	379,411	$	440,763
Adjusted Total Segment Margin for Haynesville Joint Venture (a)		12,157		-		40,337		-
Combined Adjusted Total Segment Margin	$	103,874	$	111,106	$	419,748	$	440,763
Combined Adjusted Transportation Segment Margin (b)		12,157		15,984		52,051		66,888
Contract Compression Segment Margin		34,163		33,351		141,028		125,503
Corporate & Others Segment Margin		3,913		435		11,284		3,248
Inter-segment Elimination		(1,611)		2,258		(4,604)		(4,573)
Combined Adjusted Gathering and Processing Segment Margin	$	55,252	$	59,078	$	219,989	$	249,697

(a) Adjusted total segment margin for Haynesville Joint Venture is calculated as follows:

	Three Months Ended December 31, 2009		Three Months Ended December 31, 2008		Year Ended December 31, 2009		Year Ended December 31, 2008	
Net income	$	5,655	$	-	$	19,734	$	-
Add (deduct):								
Operation and maintenance		1,852		-		7,585		-
General and administrative		2,011		-		5,680		-
Depreciation and amortization		2,669		-		8,514		-
Interest expense		93		-		158		-
Other income and deductions, net		(123)		-		(1,334)		-
Adjusted total segment margin	$	12,157	$	-	$	40,337	$	-

(b) Combined adjusted transportation segment margin sums 100 percent of the adjusted segment margin of the Haynesville Joint Venture and RIGS.

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Adjusted Total Segment Margin	$ 91,717	$ 90,342	$ 93,467	$ 103,885
Adjusted Total Segment Margin for Haynesville Joint Venture (a)	12,157	13,535	12,643	2,002
Combined Adjusted Total Segment Margin	$ 103,874	$ 103,877	$ 106,110	$ 105,887
Combined Transportation Segment Margin (b)	12,157	13,535	12,803	13,556
Contract Compression Segment Margin	34,163	34,085	35,800	36,980
Corporate & Others Segment Margin	3,913	2,618	3,704	1,049
Inter-segment Elimination	(1,611)	(1,208)	(976)	(809)
Combined Adjusted Gathering and Processing Segment Margin	$ 55,252	$ 54,847	$ 54,779	$ 55,111

(a) Adjusted total segment margin for Haynesville Joint Venture is calculated as follows:

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Net income	$ 5,655	$ 9,018	$ 4,177	$ 884
Add (deduct):				
Operation and maintenance	1,852	2,563	2,845	325
General and administrative	2,011	1,766	1,675	228
Depreciation and amortization	2,669	733	4,443	669
Interest expense	93	65	-	-
(Gain) loss on asset sales, net	-	(13)	13	-
Other income and deductions, net	(123)	(597)	(510)	(104)
Adjusted total segment margin	$ 12,157	$ 13,535	$ 12,643	$ 2,002

(b) Combined transportation segment margin sums 100 percent of the segment margin of the Haynesville Joint Venture and RIGS.

Non-GAAP Reconciliation (Guidance)

REGENCY ENERGY PARTNERS

	Low Estimate		High Estimate	
	($ in thousands)			
Forecasted net income	$	20,000	$	29,000
Add:				
Depreciation and amortization		130,000		145,000
Interest expense		89,000		95,000
EBITDA at JV in excess of Net Income		16,000		16,000
Adjusted EBITDA	$	255,000	$	285,000